UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K


                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): February 1, 2007

                                   KBW, INC.

            (Exact name of registrant as specified in its charter)

          Delaware                      001-33138                13-4055775
 (State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

     787 Seventh Avenue                                             10019
     New York, New York                                           (Zip Code)
     (Address of principal executive offices)


      Registrant's telephone number, including area code: (212) 887-7777

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)
[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
[   ]    Pre-commencement communications pursuant to Rule 13e-4(c)under the
         Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

      (d) On February 1, 2007, Christopher M. "Kip" Condron was elected to the Board of Directors of KBW, Inc. (the "Company"). The Board of Directors determined that Mr. Condron is independent in accordance with the director independence standards established under the Company's Corporate Governance Policies and applicable rules and regulations, including the rules of the New York Stock Exchange. In connection with Mr. Condron's election, the Board of Directors increased its size to five. Mr. Condron's election brings the number of independent directors on the Board of Directors to two. Mr. Condron will also serve as Chairman of the Company's Compensation Committee and a member of the Audit Committee and Corporate Governance and Nominations Committee. Mr. Condron's initial term as a Director will end in 2008.

      (e) On February 1, 2007, the Board of Directors set non-employee director compensation as follows: (i) $50,000 per year, payable in cash, to be paid in equal quarterly installments of $12,500; and (ii) $50,000 in annual equity stock awards, payable on or about the time of payment of annual equity stock bonuses that have been awarded to senior Company management, and vesting on the same terms as equity stock awards to senior Company management. In addition, the Audit Committee chair will receive $25,000 annually, payable in equal quarterly cash installments of $6,250, and the Compensation Committee chair will receive $15,000 annually, payable in equal quarterly cash installments of $3,750.

Item 9.01 Financial Statements and Exhibits

      (d) Exhibits

Exhibit
Number          Description
-------------   ---------------------------------------------------------------

    99          Press Release of KBW, Inc. dated February 1, 2007.



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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2007

                                                   KBW, INC.

                                                   By:/s/ Mitchell B. Kleinman
                                                   ----------------------------
                                                   Name:  Mitchell B. Kleinman
                                                   Title: General Counsel



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